EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:

Charles Constanti

Vice President and Chief Financial Officer

(510) 420-7443

cconstanti@netopia.com

Netopia Reports Fourth Quarter and Fiscal Year Results

EMERYVILLE, Calif., November 14, 2006 – Netopia, Inc. (NASDAQ:NTPA), a market leader in broadband gateways and service delivery software, today announced results for the fourth fiscal quarter and fiscal year ended September 30, 2006. Revenues for the fourth fiscal quarter were $31.0 million, compared to $23.4 million for the same period in the prior fiscal year. Revenues for the fiscal year were $113.3 million, compared to $105.8 million for the prior fiscal year.

Net loss on a GAAP basis for the fourth fiscal quarter was ($1.5) million or ($0.06) per share, compared to a net loss of ($1.3) million or ($0.05) per share for the same period in the prior fiscal year. Net loss on a GAAP basis for the fiscal year ended September 30, 2006 was ($3.6) million or ($0.14) per share, compared to a net loss of ($7.1) million or ($0.28) per share for the fiscal year ended September 30, 2005.

Non-GAAP net income for the fourth fiscal quarter (which for the current period excludes SFAS 123(R) stock compensation expense and amortization of acquisition-related intangible assets) was $0.7 million or $0.03 per basic and diluted share, compared to a non-GAAP net loss of ($1.0) million or ($0.04) per share for the same period in the prior fiscal year (which for such period excluded amortization of acquisition-related intangible assets). Non-GAAP net income for the fiscal year ended September 30, 2006 (which excludes SFAS 123(R) stock compensation expense and amortization of acquisition-related intangible assets) was $3.6 million or $0.14 per basic and diluted share, compared to a non-GAAP loss of ($5.6) million or ($0.22) per share for the fiscal year ended September 30, 2005 (which for such period excluded amortization of acquisition-related intangible assets).

Earlier on November 14, 2006, Netopia announced that it has signed a definitive merger agreement with Motorola, Inc., under which Motorola will acquire all of the outstanding shares of Netopia common stock for $7.00 per share in cash. The acquisition is subject to customary regulatory approval and the approval of Netopia’s stockholders, and is expected to be completed in early 2007.

Note:

Because of the announcement of the merger agreement with Motorola, Netopia has cancelled the conference call previously scheduled for today at 5:00 p.m. Eastern time (2:00 p.m. Pacific time) to discuss the results for the fiscal quarter and fiscal year ended September 30, 2006.

About Netopia

Netopia, Inc. delivers broadband service assurance solutions through high-performance broadband customer premises equipment and carrier-class remote device management and support software. Netopia’s broadband gateways feature advanced technology, high reliability, and remote manageability to assure delivery of triple-play and IPTV services. Netopia’s service assurance software platforms empower service providers, enterprises, and consumers with remote device management, centralized support, and value-added services to speed deployment of innovative new broadband applications across home and business networks. Netopia has established strategic distribution relationships with leading carriers and broadband service providers, including AT&T, BellSouth, Covad Communications, eircom, Swisscom, and Verizon.

Headquartered in Emeryville, California, Netopia’s common stock is listed on the Nasdaq Capital Market under the symbol “NTPA.” Further information about Netopia can be obtained via phone at (510) 420-7400, fax at (510) 420-7601, or on the Web at www.netopia.com.

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Note regarding unaudited Non-GAAP Condensed Consolidated Statements of Operations:

To supplement our unaudited GAAP Condensed Consolidated Statements of Operations, Netopia uses non-GAAP measures of our Statements of Operations, including all line items, subtotals, net income (loss) and income (loss) per share. These non-GAAP measures are derived by adjusting results based on GAAP to exclude non-cash recurring expenses for stock compensation and amortization of acquisition-related intangible assets. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. These adjustments to GAAP results are made with the intent of providing greater transparency to information used by management in its financial and operational decision-making. These non-GAAP results are among the primary indicators that management uses as a basis for making operating decisions because they provide meaningful information regarding our core operating performance, including our ability to provide cash flows to invest in research and development and to fund capital expenditures. The unaudited Non-GAAP Condensed Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The unaudited Non-GAAP Condensed Consolidated Statements of Operations includes a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Certain statements contained in this press release, including the anticipated completion of the proposed transaction between Netopia and Motorola, any other statements regarding Netopia’s future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts might be considered forward-looking statements. While these forward-looking statements represent managements’ current judgment of future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, include: (i) the parties’ ability to consummate the transaction; (ii) the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (iii) the parties’ ability to meet expectations regarding the timing and completion of the transaction; and (iv) the other factors described in Netopia’s Annual Report on Form 10-K for the year ended September 30, 2005 and its subsequent reports filed with the SEC. Netopia assumes no obligation to update or revise any forward-looking statement in this press release, and such forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It:

In connection with the proposed acquisition and required stockholder approval, Netopia will file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Netopia. NETOPIA’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND NETOPIA. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by Netopia with the SEC by going to Netopia’s Investor Relations page on its corporate web site at www.netopia.com.

Netopia and its officers and directors may be deemed to be participants in the solicitation of proxies from Netopia’s stockholders with respect to the proposed acquisition. Information about Netopia’s executive officers and directors and their ownership of Netopia common stock is set forth in the proxy statement for Netopia’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on December 23, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Netopia and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.

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All company names, brand names and product names are trademarks of their respective holder(s).

NETOPIA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Year Ended September 30,
	2006	2005	2006	2005
REVENUES:
Broadband equipment	$27,361	$20,900	$98,460	$94,447
Broadband software and services	3,642	2,547	14,804	11,370

Total revenues	31,003	23,447	113,264	105,817

COST OF REVENUES:
Broadband equipment	18,964	14,633	67,715	69,540
Broadband software and services	1,362	470	3,096	1,609
Amortization of acquired technology	300	300	1,200	1,200

Total cost of revenues	20,626	15,403	72,011	72,349

GROSS PROFIT	10,377	8,044	41,253	33,468
OPERATING EXPENSES:
Research and development	5,097	3,346	17,713	13,355
Sales and marketing	6,012	4,467	21,266	18,716
General and administrative	1,035	1,653	7,840	8,438
Amortization of acquired intangible asset	—	86	—	345
Restructuring costs	—	(58)	—	40

Total operating expenses	12,144	9,494	46,819	40,894

OPERATING LOSS	(1,767)	(1,450)	(5,566)	(7,426)
Gain on equity investment	—	—	1,079	—
Other income (expense), net	242	100	945	359

LOSS BEFORE INCOME TAXES	(1,525)	(1,350)	(3,542)	(7,067)
Provision for income taxes	12	(2)	49	66

NET LOSS	$(1,537)	$(1,348)	$(3,591)	$(7,133)

Net loss per common share:
Basic and Diluted	$(0.06)	$(0.05)	$(0.14)	$(0.28)

Shares used in per share calculations:	26,082	25,241	25,748	25,093

NETOPIA, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30, 2006				Three Months Ended September 30, 2005
	GAAP Reported	Non-GAAP Adjustments		Non-GAAP	GAAP Reported	Non-GAAP Adjustments		Non-GAAP
REVENUES:
Broadband equipment	$27,361	$—		$27,361	$20,900	$—		$20,900
Broadband software and services	3,642	—		3,642	2,547	—		2,547

Total revenues	31,003	—		31,003	23,447	—		23,447

COST OF REVENUES:
Broadband equipment	18,964	(78	)(a)	18,886	14,633	—		14,633
Broadband software and services	1,362	—		1,362	470	—		470
Amortization of acquired technology	300	(300	)(b)	—	300	(300	)(b)	—

Total cost of revenues	20,626	(378)		20,248	15,403	(300)		15,103

GROSS PROFIT	10,377	378		10,755	8,044	300		8,344
OPERATING EXPENSES:
Research and development	5,097	(826	)(a)	4,271	3,346	—		3,346
Sales and marketing	6,012	(541	)(a)	5,471	4,467	—		4,467
General and administrative	1,035	(526	)(a)	509	1,653	—		1,653
Amortization of acquired intangible asset	—	—		—	86	(86	)(b)	—
Restructuring costs	—	—		—	(58)	—		(58)

Total operating expenses	12,144	(1,893)		10,251	9,494	(86)		9,408

OPERATING INCOME (LOSS)	(1,767)	2,271		504	(1,450)	386		(1,064)
Other income (expense), net	242	—		242	100	—		100

INCOME (LOSS) BEFORE TAXES	(1,525)	2,271		746	(1,350)	386		(964)
Provision for income taxes	12	—		12	(2)	—		(2)

NET INCOME (LOSS)	$(1,537)	$2,271		$734	$(1,348)	$386		$(962)

Net income (loss) per common share:
Basic	$(0.06)			$0.03	$(0.05)			$(0.04)

Diluted	$(0.06)			$0.03	$(0.05)			$(0.04)

Shares used in per share calculation:
Basic	26,082			26,082	25,241			25,241

Diluted	26,082			27,257	25,241			25,241

Non-GAAP adjustments consist of:

(a)	Non-cash stock compensation expense pursuant to SFAS 123(R);

(b)	Amortization of acquisition-related intangible assets

Note regarding unaudited Non-GAAP Condensed Consolidated Statements of Operations:

To supplement our unaudited GAAP Condensed Consolidated Statements of Operations, Netopia uses non-GAAP measures of our Statements of Operations, including all line items, subtotals, net income (loss) and income (loss) per share. These non-GAAP measures are derived by adjusting results based on GAAP to exclude non-cash recurring expenses for stock compensation and amortization of acquisition-related intangible assets. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. These adjustments to GAAP results are made with the intent of providing greater transparency to information used by management in its financial and operational decision-making. These non-GAAP results are among the primary indicators that management uses as a basis for making operating decisions because they provide meaningful information regarding our core operating performance, including our ability to provide cash flows to invest in research and development and to fund capital expenditures. The unaudited Non-GAAP Condensed Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The unaudited Non-GAAP Condensed Consolidated Statements of Operations includes a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

NETOPIA, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Year Ended September 30, 2006				Year Ended September 30, 2005
	GAAP Reported	Non-GAAP Adjustments		Non-GAAP	GAAP Reported	Non-GAAP Adjustments		Non-GAAP
REVENUES:
Broadband equipment	$98,460	$—		$98,460	$94,447	—		$94,447
Broadband software and services	14,804	—		14,804	11,370	—		11,370

Total revenues	113,264	—		113,264	105,817	—		105,817

COST OF REVENUES:
Broadband equipment	67,715	(218	)(a)	67,497	69,540	—		69,540
Broadband software and services	3,096	—		3,096	1,609	—		1,609
Amortization of acquired technology	1,200	(1,200	)(b)	—	1,200	(1,200	)(b)	—

Total cost of revenues	72,011	(1,418)		70,593	72,349	(1,200)		71,149

GROSS PROFIT	41,253	1,418		42,671	33,468	1,200		34,668
OPERATING EXPENSES:
Research and development	17,713	(2,375	)(a)	15,338	13,355	—		13,355
Sales and marketing	21,266	(1,375	)(a)	19,891	18,716	—		18,716
General and administrative	7,840	(1,988	)(a)	5,852	8,438	—		8,438
Amortization of acquired intangible asset	—	—		—	345	(345	)(b)	—
Restructuring costs	—	—		—	40	—		40

Total operating expenses	46,819	(5,738)		41,081	40,894	(345)		40,549

OPERATING INCOME (LOSS)	(5,566)	7,156		1,590	(7,426)	1,545		(5,881)
Gain on equity investment	1,079	—		1,079	—	—		—
Other income, net	945	—		945	359	—		359

INCOME (LOSS) BEFORE TAXES	(3,542)	7,156		3,614	(7,067)	1,545		(5,522)
Provision for income taxes	49	—		49	66	—		66

NET INCOME (LOSS)	$(3,591)	$7,156		$3,565	$(7,133)	$1,545		$(5,588)

Net income (loss) per common share:
Basic	$(0.14)			$0.14	$(0.28)			$(0.22)

Diluted	$(0.14)			$0.14	$(0.28)			$(0.22)

Shares used in per share calculation:
Basic	25,748			25,748	25,093			25,093

Diluted	25,748			26,207	25,093			25,093

Non-GAAP adjustments consist of:

(a)	Non-cash stock compensation expense pursuant to SFAS 123(R);

(b)	Amortization of acquisition-related intangible assets

Note regarding unaudited Non-GAAP Condensed Consolidated Statements of Operations:

To supplement our unaudited GAAP Condensed Consolidated Statements of Operations, Netopia uses non-GAAP measures of our Statements of Operations, including all line items, subtotals, net income (loss) and income (loss) per share. These non-GAAP measures are derived by adjusting results based on GAAP to exclude non-cash recurring expenses for stock compensation and amortization of acquisition-related intangible assets. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. These adjustments to GAAP results are made with the intent of providing greater transparency to information used by management in its financial and operational decision-making. These non-GAAP results are among the primary indicators that management uses as a basis for making operating decisions because they provide meaningful information regarding our core operating performance, including our ability to provide cash flows to invest in research and development and to fund capital expenditures. The unaudited Non-GAAP Condensed Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The unaudited Non-GAAP Condensed Consolidated Statements of Operations includes a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

NETOPIA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2006	September 30, 2005*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$27,761	$22,234
Trade receivables, net	20,072	16,208
Inventories	6,165	8,718
Prepaid expenses and other current assets	1,053	1,102

Total current assets	55,051	48,262

Property and equipment, net	2,486	2,623
Intangible assets, net	2,694	4,037
Equity investment	1,377	1,032
Deposits and other assets	244	481

TOTAL ASSETS	$61,852	$56,435

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,033	$12,525
Deferred revenue	1,581	2,946
Other current liabilities	6,027	4,737

Total current liabilities	20,641	20,208

Long-term liabilities:
Deferred revenue, long-term	586	109
Other long-term liabilities	134	246

TOTAL LIABILITIES	21,361	20,563

Stockholders’ equity	40,491	35,872

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$61,852	$56,435

*	Derived from the audited consolidated balance sheets dated September 30, 2005 included in Netopia, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005.